SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of non-adjusting events after reporting period [text block]
32.	SUBSEQUENT EVENTS

On April 19, 2018, the Company entered into a security agreement with certain individual investors relating to a registered direct offering of an aggregate of 770,299 shares, at a purchase price of $1.56 per share. The gross proceeds from the offering, before deducting estimated offering expense, are expected to be approximately $1.2 million. The proceeds from the offering will be used for working capital and general corporate purpose. There were no discounts or brokerage fees associated with this offering. Please also refer to the Form 6-K filed to the SEC on April 20, 2018.